Supplement dated April 14, 2009 to the
                       Prospectuses dated May 1, 2008 for
         Seligman LaSalle Real Estate Fund Series, Inc. on behalf of its
               Seligman LaSalle Monthly Dividend Real Estate Fund
                          (the "Monthly Dividend Fund")


In the "Fund Summary" section of the Prospectuses relating to the Monthly Dividend Fund, the last sentence of the first paragraph under "Principal Investment Strategies" is hereby superseded and replaced with the following:

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (also as described in the section entitled "Principal Investment Strategies" on page 13) that are expected to pay dividends at a rate which is similar to the average paid by the REITs in the Fund's benchmark.

In the section of the Prospectuses relating to the Monthly Dividend Fund, the fourth full paragraph under "Principal Investment Strategies" on page 13 is hereby superseded and replaced with the following:

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is similar to the average paid by the REITs in the Fund's benchmark.